UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

Decentral Life, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55961	46-0495298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6400 S. Fiddlers Green Cir. Suite #1180 Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

(855) 933-3277

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Decentral Life, Inc. is referred to herein as “we”, “us”, or “our”.

ITEM 8.01. OTHER EVENTS

On Friday, May 26, 2023, at 1:30 PM Pacific Time / 4:30 PM Eastern Time, we will provide a shareholder video update on our website at: https://www.wdlf.ai/podcast and on our YouTube Channel at: https://youtube.com/@wdlf

The shareholder video update will provide a brief review of our 1st Quarter 10-Q filing, and we will provide a detailed update about the growth of our TBI program for the first five months of 2023. The TBI update will include a Q & A session addressing shareholder questions about Outdoorsmen.com, MjLink and LikeRE.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2023

Decentral Life, Inc.

By:	/s/ Ken Tapp
Ken Tapp,
Chief Executive Officer